Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

18. Commitments and Contingencies

(a) Commitments

As of December 31, 2011, future minimum commitments under non-cancelable agreements were as follows:

	Rental	Property and Equipment, and Intangible Assets	Server Allocation	Cooperation with Phoenix TV Group*	Others	Total
	RMB	RMB	RMB	RMB	RMB	RMB
2012	31,581	6,434	7,040	2,500	556	48,111
2013	37,523	—	173	3,125	5,504	46,325
2014	31,897	—	—	3,906	—	35,803
2015	33,369	—	—	4,883	—	38,252
2016 and thereafter	46,213	—	—	1,526	—	47,739

Total	180,583	6,434	7,213	15,940	6,060	216,230

The Group and Phoenix TV Group have been involved in various cooperation arrangements, including content sharing, co-promotion and technical services, etc. (Refer to Note 2(a)). There was no payment for these arrangements until November 2009 when a cooperation agreement was signed between Phoenix TV and the Group to stipulate the cooperation for the year 2010 and going forward. Based on the agreement, the Group will pay Phoenix TV 50% of revenue generated from certain contents provided by Phoenix TV Group, plus a fixed amount of payment to cover other services provided by Phoenix TV Group. The fixed amount shall be RMB1.6 million for the first year of the agreement, and will increase 25% annually. On March 28, 2011, Phoenix TV and the Group amended their cooperation agreement to extend the expiration of cooperation period from November 2014 to March 2016. The consideration arrangements for the cooperation remained unchanged. This fixed amount has been included in above table as a commitment to Phoenix TV Group.

The rental expenses were approximately RMB5.9 million, RMB7.9 million and RMB15.3 million (US$2.4 million), during the years ended December 31, 2009, 2010 and 2011, respectively, and were charged to the statement of operations when incurred.

The Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2010 and 2011.

(b) Litigation

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group is not currently a party to any legal proceedings, investigations or claim which in the opinion of its management is likely to have a material adverse effect, individually or in the aggregate, on the Group’s financial position, result of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.